Consolidated Quarterly Holdings Report
for

Fidelity® SAI Inflation-Focused Fund

April 30, 2019

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

IFF-QTLY-0619
1.9892165.100

Consolidated Schedule of Investments April 30, 2019 (Unaudited)

Showing Percentage of Net Assets

U.S. Treasury Inflation-Protected Obligations - 98.7%
	Principal Amount	Value
U.S. Treasury Inflation-Indexed Notes:
0.125% 4/15/20 (a)	$107,421,804	$106,864,656
0.125% 4/15/21	93,489,887	92,754,884
0.125% 1/15/22	86,267,644	85,581,506
0.125% 4/15/22	91,067,194	90,192,324
0.125% 7/15/22	88,968,149	88,560,552
0.125% 1/15/23	89,364,261	88,474,470
0.375% 7/15/23	88,645,052	88,961,220
0.5% 4/15/24	33,920,149	33,965,627
0.625% 7/15/21	78,182,553	78,841,498
0.625% 4/15/23	89,158,352	89,872,500
0.625% 1/15/24 (a)	88,382,127	89,355,150
1.125% 1/15/21	73,659,260	74,536,125
1.25% 7/15/20	64,301,726	65,131,368
1.375% 1/15/20	41,914,323	42,226,632
1.875% 7/15/19	34,560,425	34,951,255
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS
(Cost $1,136,713,298)		1,150,269,767
	Shares	Value

Money Market Funds - 8.3%
Fidelity Cash Central Fund, 2.49% (b)
(Cost $96,547,272)	96,527,966	96,547,272
TOTAL INVESTMENT IN SECURITIES - 107.0%
(Cost $1,233,260,570)		1,246,817,039
NET OTHER ASSETS (LIABILITIES) - (7.0)%		(81,587,670)
NET ASSETS - 100%		$1,165,229,369

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Commodity Futures Contracts
CBOT Corn Contracts (United States)	1,714	July 2019	$31,066,250	$(2,389,394)	$(2,389,394)
CBOT Corn Contracts (United States)	740	Sept. 2019	13,708,500	(349,458)	(349,458)
CBOT Corn Contracts (United States)	369	Dec. 2019	7,029,450	28,500	28,500
CBOT HRW Wheat Contracts (United States)	185	Sept. 2019	3,750,875	(1,158,747)	(1,158,747)
CBOT KC HRW Wheat Contracts (United States)	124	July 2019	2,442,800	(363,920)	(363,920)
CBOT KC HRW Wheat Contracts (United States)	62	Dec. 2019	1,326,800	(10,840)	(10,840)
CBOT Soybean Contracts (United States)	256	July 2019	10,931,200	(789,038)	(789,038)
CBOT Soybean Contracts (United States)	942	Nov. 2019	41,200,725	(3,793,143)	(3,793,143)
CBOT Soybean Meal Contracts (United States)	384	July 2019	11,523,840	(316,477)	(316,477)
CBOT Soybean Meal Contracts (United States)	778	Dec. 2019	23,861,260	(1,227,081)	(1,227,081)
CBOT Soybean Oil Contracts (United States)	651	July 2019	10,889,928	(417,150)	(417,150)
CBOT Soybean Oil Contracts (United States)	1,306	Dec. 2019	22,418,796	(2,118,717)	(2,118,717)
CBOT Wheat Contracts (United States)	436	Sept. 2019	9,542,950	(2,137,165)	(2,137,165)
CBOT Wheat Contracts (United States)	312	July 2019	6,688,500	(658,200)	(658,200)
CBOT Wheat Contracts (United States)	153	Dec. 2019	3,480,750	(53,661)	(53,661)
CME Lean Hogs Contracts (United States)	264	August 2019	9,828,720	1,276,571	1,276,571
CME Lean Hogs Contracts (United States)	301	Oct. 2019	10,324,300	1,784,071	1,784,071
CME Live Cattle Contracts (United States)	820	Sept. 2019	36,662,200	(773,453)	(773,453)
CME Live Cattle Contracts (United States)	309	Oct. 2019	13,883,370	(518,486)	(518,486)
COMEX Copper Contracts (United States)	940	July 2019	68,279,250	925,108	925,108
COMEX Copper Contracts (United States)	404	Dec. 2019	29,572,800	(112,185)	(112,185)
COMEX Gold 100 oz. Contracts (United States)	1,046	June 2019	134,452,840	(1,833,463)	(1,833,463)
COMEX Silver Contracts (United States)	544	July 2019	40,732,000	(638,660)	(638,660)
ICE Brent Crude Contracts (United Kingdom)	1,546	August 2019	109,456,800	(1,475,570)	(1,475,570)
ICE Coffee 'C' Contracts (United States)	317	July 2019	11,073,206	(400,911)	(400,911)
ICE Coffee 'C' Contracts (United States)	158	Dec. 2019	5,865,750	(6,968)	(6,968)
ICE Cotton No. 2 Contracts (United States)	238	July 2019	9,136,820	(13,145)	(13,145)
ICE Cotton No. 2 Contracts (United States)	199	Dec. 2019	7,531,155	213,253	213,253
ICE Low Sulphur Gasoil Contracts (United States)	560	July 2019	35,705,300	1,236,818	1,236,818
ICE Low Sulphur Gasoil Contracts (United States)	116	Jan. 2020	7,474,996	(258)	(258)
ICE Sugar No. 11 Contracts (United States)	151	July 2019	2,086,941	(49,832)	(49,832)
ICE Sugar No. 11 Contracts (United States)	533	Oct. 2019	7,575,422	(8,617)	(8,617)
ICE Sugar No. 11 Contracts (United States)	971	March 2020	14,899,024	(353,055)	(353,055)
LME Aluminum Contracts (United Kingdom)	681	July 2019	30,525,825	(1,610,842)	(1,610,842)
LME Aluminum Contracts (United Kingdom)	339	Nov. 2019	15,496,538	(732,354)	(732,354)
LME Nickel Contracts (United Kingdom)	294	July 2019	21,504,924	(1,304,421)	(1,304,421)
LME Nickel Contracts (United Kingdom)	146	Nov. 2019	10,772,172	(873,804)	(873,804)
LME Zinc Contracts (United Kingdom)	511	July 2019	36,306,550	51,482	51,482
LME Zinc Contracts (United Kingdom)	190	Nov. 2019	13,200,250	(149,074)	(149,074)
NYMEX Gasoline Contracts (United States)	229	Dec. 2019	6,650,618	(242,974)	(242,974)
NYMEX Gasoline RBOB Contracts (United States)	262	July 2019	22,354,626	2,069,671	2,069,671
NYMEX Gasoline RBOB Contracts (United States)	102	Sept. 2019	8,416,775	(6,632)	(6,632)
NYMEX Gasoline RBOB Contracts (United States)	237	Nov. 2019	17,685,058	1,629,982	1,629,982
NYMEX Natural Gas Contracts (United States)	2,606	June 2019	68,227,370	(4,336,721)	(4,336,721)
NYMEX NY Harbor ULSD Contracts (United States)	356	July 2019	31,089,794	1,377,043	1,377,043
NYMEX NY Harbor ULSD Contracts (United States)	70	Jan. 2020	6,242,305	(204)	(204)
NYMEX WTI Crude Oil Contracts (United States)	710	June 2019	45,404,500	2,661,001	2,661,001
NYMEX WTI Crude Oil Contracts (United States)	784	Oct. 2019	49,607,600	3,731,091	3,731,091
NYMEX WTI Crude Oil Contracts (United States)	392	Dec. 2019	24,602,806	(1,186)	(1,186)
TOTAL FUTURES CONTRACTS					$(14,241,215)

The notional amount of futures purchased as a percentage of Net Assets is 99.8%

Legend

 (a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $58,130,373.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$237,737
Total	$237,737

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Consolidated Subsidiary

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period
Geode Commodity Return Central Cayman Ltd.	$--	$150,249,572	$--	$--	$--	$12,001,914	$162,251,486

The Fund invests in certain commodity-related investments through Geode Commodity Return Central Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of April 30, 2019, the Fund held an investment of $162,251,486 in the Subsidiary, representing 13.9% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund primarily used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange's clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the commodities market. Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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